CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Yearly Report on Form 10-KSB of 511410, Inc., for the Year Ending October 31, 2005, I, Scott Raleigh, Chief Executive Officer and Chief Financial Officer of 511410, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

         1. Such Yearly Report on Form 10-KSB for the period ending January 31, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in such Yearly Report on Form 10-KSB for the year ended January 31, 2006, fairly represents in all material respects, the financial condition and results of operations of 511410, Inc.

Dated: March 10, 2006


511410, INC.

By:        /s/ Scott Raleigh
           Chief Executive Officer and
           Chief Financial Officer